Other non-current assets	18 Months Ended
Oct. 31, 2018
Other non-current assets [Abstract]
Other non-current assets
15 Other non-current assets

	October 31, 2018		April 30, 2017
	$	’000	$	’000
Employee Benefit Deposit		31,132		-
Long-term rent deposits		4,140		2,844
Long Term Prepaid Expenses		2,893		-
Other		625		249
		38,790		3,093

Employee benefit deposits are held in Germany ($15.4m), Israel ($10.2m), Italy ($2.7m) and Netherlands ($2.8m). Employers in Germany, Italy and Israel are required by law maintain funds to satisfy certain employee benefit liabilities, including free-time off, compensation for involuntary termination of employment. These investment-based deposits are managed by third parties and the carrying values are marked-to-market based on third party investment reports. In addition, a cash deposit was held in Netherlands on behalf of certain employees to cover legacy employment subsistence benefits.